UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 2003
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                                 FIND/SVP, INC.
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             (Exact name of registrant as specified in its charter)

     New York                       0-15152                      13-2670985
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 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)


625 Avenue of the Americas, New York, New York                          10011
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (212) 645-4500
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         (Former name or former address, if changed since last report.)


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Item 2.   Acquisition of Assets

Guideline Acquisition.

     On April 1, 2003, Find/SVP, Inc. (the "Company") purchased from Jay L. Friedland and Robert La Terra (the "Sellers") all of the issued and outstanding stock of Guideline Research Corp. ("Guideline") pursuant to the terms of a Stock Purchase Agreement dated as of April 1, 2003, among the Company, David Walke (the Company's Chief Executive Officer) Guideline, Robert La Terra and Jay L. Friedland (the "Purchase Agreement"). Guideline, together with its wholly owned subsidiaries Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and Tabline Data Services, Inc., is a provider of custom market research.

     The consideration for this acquisition consisted, among other things, of the following:

          o Approximately $4,454,000 paid in cash (including transaction costs)

          o 571,237 unregistered shares of the Company's common stock (the "Consideration Shares"). 295,043 of the Consideration Shares were placed in escrow to secure the indemnification obligations of the Sellers set forth in the Purchase Agreement through May 31, 2004, pursuant to an escrow agreement among the Sellers, Morris Whitcup, the Company and Kane Kessler, P.C. (the "Escrow Agreement").

          o Within thirty days from the first anniversary date of the acquisition, a potential deferred consideration amount (the "One Year Deferred Consideration") of $1 million contingent upon Guideline achieving adjusted EBITDA (as defined in the Purchase Agreement) for the twelve-month period following the acquisition ("One Year Adjusted EBITDA") of at least $1.2 million. If One Year Adjusted EBITDA is less than $1.2 million, but greater than $841,000, the One Year Deferred Consideration shall be between $0 and $1.2 million based on a specific formula set forth in the Purchase Agreement. Each of the Sellers may separately elect to have up to fifty percent (50%) of the amount of any One Year Deferred Consideration payable to such Seller in an amount of duly authorized and non-assessable unregistered shares of Company common stock.

          o Within thirty days from the second anniversary date of the acquisition, a potential deferred consideration amount (the "Two Year Deferred Consideration") of $1.845 million contingent upon Guideline achieving adjusted EBITDA (as defined in the Purchase Agreement) for the 24-month period following the acquisition ("Two Year Adjusted EBITDA")

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               of $2.65 million. If Two Year Adjusted EBITDA is less than $2.65 million, but greater than $2.2 million, the Two Year Deferred Consideration shall be between $0 and $1.845 million based on a specific formula set forth in the Purchase Agreement. If Two Year Adjusted EBITDA is greater than $2.65 million, the Two Year Deferred Consideration Amount shall be the sum of $1.845 million plus 25% of the amount by which Two Year Adjusted EBITDA exceeds $2.65 million.

     The Consideration Shares are subject to certain put rights entitling the Sellers to sell the Consideration Shares to the Company within the 120-day period commencing on April 5, 2005, pursuant to the terms set forth in the Purchase Agreement.

     Simultaneously with the acquisition, Guideline entered into new employment agreements with each of the Sellers, as well as three other senior executives of Guideline and/or its subsidiaries. Prior to the acquisition, the Company amended its 1996 Stock Option Plan (as amended and restated as of November 21, 2001), a copy of which is annexed as Exhibit 10.5 hereto. Pursuant to the terms of the new employment agreements, certain of the employees were granted options to purchase shares of common stock of the Company having an exercise price at least equal to the fair market value of the Company common stock on the date of grant.

     This acquisition was financed at closing with the combination of the Company's cash resources, the assumption of certain liabilities of Guideline and by the receipt of $3,400,000 (net of financing costs) obtained from Petra Mezzanine Fund, L.P. in connection with (a) a promissory note with a $3,000,000 face value and (b) the issuance of 333,333 shares of convertible, redeemable, cumulative preferred stock. See "Other Events - Financing with Petra Mezzanine Fund, L.P.".

     Copies of the Purchase Agreement, the Escrow Agreement, the Employment Agreements between Guideline and each of Jay L. Friedland and Robert La Terra, Amendment to the Amended and Restated 1996 Find/SVP, Inc. Stock Option Plan and the Stock Option Agreement between Robert La Terra and the Company are attached to this report as Exhibits 10.1 through 10.6, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Purchase Agreement and the Escrow Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of such documents.

Item 5.   Other Events

Financing with Petra Mezzanine Fund, L.P.

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

     The Guideline purchase price was substantially financed by the receipt of $3,400,000 (net of financing costs) obtained from Petra Mezzanine Fund, L.P. ("Petra") in connection with: (i) a promissory note due April 1, 2008 in the principal amount of $3,000,000 (the "Note"); and (ii) the issuance of 333,333 shares of convertible, redeemable, cumulative preferred stock, designated as Series A Preferred Stock (the "Preferred Stock").

     The Note was issued pursuant to a loan agreement (the "Loan Agreement") dated April 1, 2003, between Petra and the Company. Interest accrues on the outstanding principal balance of the Note at the rate of 13.5% per year, and is due and payable monthly. Principal payments in the amount of $250,000.00 are due and payable quarterly, with the first installment being payable on March 31, 2006, and subsequent installments being payable on each succeeding third (3rd) month thereafter until April 1, 2008, at which time the remaining outstanding principal balance, together with all accrued and unpaid interest, shall be due and payable in full. The Company has the right to prepay the Note in whole or in part, at any time and from time to time, without premium or penalty. The Note is secured by a second lien and security interest on substantially all of the assets of each of the Company and Guideline pursuant to certain security agreements executed and delivered by the Company and Guideline (together with its subsidiaries) in favor of Petra (collectively, the "Security Agreements").

     The Loan Agreement also contains customary covenants setting forth terms and conditions applicable to certain aspects of the Company's conduct of its business. The Loan Agreement also contains certain financial covenants related to the Company's "fixed charge coverage" and "funded indebtedness to EBITDA" ratios. Upon the occurrence of any event of default described in the Loan Agreement, the indebtedness evidenced by the Note shall be immediately due and payable in full.

     The shares of Preferred Stock were issued pursuant to a Series A Preferred Stock Purchase Agreement (the "Preferred Stock Purchase Agreement") dated April 1, 2003, between Petra and the Company. On April 1, 2003, pursuant to the Preferred Stock Purchase Agreement, the Company filed with the Secretary of State of the State of New York, a Certificate of Amendment to its Certificate of Incorporation (the "Amended Certificate"), setting forth the preferences, voting powers, qualifications and special or relative rights and privileges of the Preferred Stock. The Preferred Stock is immediately convertible into shares of the Company's common stock at a conversion price of $1.50 per share, subject to adjustment. The Preferred Stock is also redeemable at the option of the holders of the Preferred Stock beginning April 1, 2009, at an initial redemption price of $1.50 per share, or $500,000, plus all accrued but unpaid dividends. The holders of the Preferred Stock shall be entitled to receive cumulative dividends, prior and in preference to any declaration or payment of any dividend on the common stock of the Company, at the rate of 8% per share per annum, payable through the issuance of additional shares of Preferred Stock. The holders of shares of Preferred Stock shall have the right to one vote for each share of common stock into which shares of the Preferred Stock could be converted

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into, and with respect to such vote, each holder of shares of Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of the holders of the Company's common stock. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of common stock, an amount per share equal to $1.50 per share of Preferred Stock and an amount equal to the accrued but unpaid dividends on such shares.

     In connection with the Loan Agreement and the Preferred Stock Purchase Agreement, the Company issued to Petra a warrant (the "Warrant") to purchase 675,000 shares of the Company's common stock, at an exercise price of $.01 per share, subject to adjustment. The Warrant is immediately exercisable, and, for a four-year period commencing in 2009, Petra shall have the right to cause the Company to use commercially reasonable efforts to complete a private placement to sell the shares of the Company's common stock issuable upon exercise of the Warrant (the "Warrant Shares") to one or more third parties at a price equal to the market value of the Warrant Shares based on the closing bid price of the Company's common shares as of the date Petra so notifies the Company that it is exercising its put right.

     The Company also entered into an investor rights agreement (the "Investor Rights Agreement") dated April 1, 2003 among Petra, David Walke and Martin Franklin, a director of the Company, pursuant to which, among other things, Petra was granted certain rights with respect to common stock issuable upon conversion of the Preferred Stock and Warrants. The Investor Rights Agreement also provides Petra with certain registration, demand, piggyback and co-sale rights.


     Copies of the Note, Loan Agreement, Security Agreements, Guaranty Agreement by Guideline and its subsidiaries in favor of Petra (the "Guideline Guaranty Agreement"), Preferred Stock Purchase Agreement, Amended Certificate, the Warrant and the Investor Rights Agreement are attached to this report as Exhibit
10.7 through 10.16, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Note, Loan Agreement, Security Agreements, Guideline Guaranty Agreement, Preferred Stock Purchase Agreement, Amended Certificate, the Warrant and the Investor Rights Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Note, Loan Agreement, Security Agreements, Guideline Guaranty Agreement, Preferred Stock Purchase Agreement, Amended Certificate, the Warrant and the Investor Rights Agreement.


Amendment to Financing Arrangements with JPMorgan Chase Bank

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

     On April 1, 2003, the Company also amended and restated its existing: (i) term note with JPMorgan Chase Bank, due December 31, 2006 (the "Term Note") and
(ii) its line of credit with JPMorgan Chase Bank in the principal amount of $1,000,000 (the "Line of Credit"). The amendment and restatement of the Term Note had the effect of (i) reducing the principal amount of the Term Note to $1,500,000, reflecting the current outstanding balance and (ii) changing the final repayment date of the Term Note from December 31, 2006 to December 31, 2005. As a result, the Company will have a $500,000 balloon payment due at December 31, 2005 instead of making payments of $100,000 each quarter in 2006. In addition, JPMorgan Chase Bank consented to the Company's acquisition of Guideline and the related financing transactions with Petra and amended various financial covenants set forth in both the Term Note and the Line of Credit as follows:

          o    The previous Debt to Consolidated Tangible Net Worth Covenant of
               2.00 was replaced with a Senior Debt to Consolidated Tangible Net Worth plus Subordinated Debt covenant of 0.75; and

          o The previous Consolidated Tangible Net Worth covenant of $3,500,000 was replaced with a Consolidated Tangible Net Worth plus Subordinated Debt covenant of $3,300,000.

     In connection with the above, on April 1, 2003, the Company and JPMorgan Chase Bank entered into amendment no. 1 to their existing security agreement (the "Security Agreement Amendment"). Also on April 1, 2003, Guideline together with its subsidiaries executed and delivered in favor JPMorgan Chase Bank: (i) a security agreement (the "Subsidiary Security Agreement"), granting a first lien and security interest on substantially all of their assets; and (ii) a guaranty agreement (the "Guaranty Agreement"), guaranteeing the Company's payment and performance obligations under the Term Note and the Line of Credit.

     Copies of the Term Note, Line of Credit, Security Agreement Amendment, Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement are attached to this report as Exhibit 10.17 through Exhibit 10.22, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Term Note, Line of Credit, Security Agreement Amendment, Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Term Note, Line of Credit, Security Agreement Amendment, Subordination Agreement, Subsidiary Security Agreement, and Guaranty Agreement.


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired.

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     The financial statements required in this Form 8-K will be filed by amendment on or before June 16, 2003.

          (b)  Pro Forma Financial Information.

     The pro forma financial information required in this Form 8-K will be filed by amendment on or before June 16, 2003.

          (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit        Description
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10.1           Stock Purchase Agreement, dated as of April 1, 2003, by and among
               Jay L. Friedland, Robert La Terra, Guideline Research Corp. and
               Find/SVP, Inc.

10.2           Escrow Agreement, dated as of April 1, 2003, by and among Jay L.
               Friedland, Robert La Terra, Morris Whitcup, Find/SVP, Inc. and Kane Kessler, P.C.

10.3 Employment Agreement, dated as of April 1, 2003, by and between Jay L. Friedland and Guideline Research Corp.

10.4 Employment Agreement, dated as of April 1, 2003, by and between Robert La Terra and Guideline Research Corp.

10.5 Amendment to the Find/SVP, Inc. 1996 Stock Option Plan (amended and restated on November 21, 2001)

10.6 Stock Option Agreement, dated April 1, 2003, by and between Find/SVP, Inc. and Robert La Terra

10.7 Promissory Note, dated as of April 1, 2003, made by Find/SVP, Inc. in favor of Petra Mezzanine Fund, L.P.

10.8 Loan Agreement, dated as of April 1, 2003, by and between Petra Mezzanine Fund, L.P. and Find/SVP, Inc.

10.9 Security Agreement, dated as of April 1, 2003, made by Find/SVP, Inc. in favor of Petra Mezzanine Fund, L.P.

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Exhibit        Description
-------        -----------

10.10 Trademark and Patent Security Agreement, dated as of April 1, 2003, made by Find/SVP, Inc. in favor of Petra Mezzanine Fund, L.P.

10.11 Security Agreement, dated as of April 1, 2003, made by Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc. and Guideline Consulting Corp. in favor of Petra Mezzanine Fund, L.P

10.12 Guaranty Agreement, dated as of April 1, 2003, made by Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc. and Guideline Consulting Corp. in favor of Petra Mezzanine Fund, L.P.

10.13 Series A Preferred Stock Purchase Agreement, dated as of April 1, 2003, by and between Petra Mezzanine Fund, L.P. and Find/SVP, Inc.

10.14          Certificate of Amendment to Certificate of Incorporation of
               Find/SVP, Inc.

10.15 Stock Purchase Warrant issued as of April 1, 2003, by Find/SVP, Inc. to Petra Mezzanine Fund, L.P.

10.16 Investor's Rights Agreement, dated as of April 1, 2003, by and among Find/SVP, Inc., Petra Mezzanine Fund, L.P., Martin E. Franklin and David Walke

10.17 Amended and Restated Term Promissory Note, dated as of April 1, 2003, made by Find/SVP, Inc. in favor of JPMorgan Chase Bank

10.18 Amended and Restated Senior Grid Promissory Note, dated as of April 1, 2003, made by Find/SVP, Inc. in favor of JPMorgan Chase Bank

10.19 Amendment No. 1 to Security Agreement, dated as of April 1, 2003, made by Find/SVP, Inc. and JPMorgan Chase Bank

10.20 Subordination Agreement, dated as of April 1, 2003, Petra Mezzanine Fund, L.P., Find/SVP, Inc., Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc., Guideline Consulting Corp., and JPMorgan Chase Bank.

10.21 Subsidiary Security Agreement, dated as of April 1, 2003, made by Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc. and Guideline Consulting Corp. in favor of JPMorgan Chase Bank

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Exhibit        Description
-------        -----------

10.22 Subsidiary Guaranty Agreement , dated as of April 1, 2003, made by Guideline Research Corp., Tabline Data Services, Inc., Guideline/Chicago, Inc., Advanced Analytics, Inc. and Guideline Consulting Corp. in favor of JPMorgan Chase Bank

99.1           Press Release of Find/SVP, Inc., dated April 2, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 16, 2003

                                        FIND/SVP, INC.



                                        By: /s/ David Walke
                                            ------------------------------------
                                            Name:  David Walke
                                            Title: Chief Executive Officer



                                        By: /s/ Peter Stone
                                            ------------------------------------
                                            Name:  Peter Stone
                                            Title: Chief Financial Officer

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